LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

Supplement Dated September 30, 2026

to the Summary and Statutory Prospectuses dated May 1, 2026

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective immediately, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	The following supplements the information under the Principal Investment Strategies section of the Fund’s Summary and Statutory Prospectuses:

The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of assets in a particular issuer than a diversified fund.

2.	The following supplements the information under the Additional Information about the Fund - Investment Objective and Principal Investment Strategies sections of the Fund’s Statutory Prospectus:

The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of assets in a particular issuer than a diversified fund.

3.	The following supplements the information under the Principal Risks section of the Fund’s Summary and Statutory Prospectuses:

Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE